PENSION AND OTHER POSTRETIREMENT BENEFITS (Details 4) $ in Thousands	12 Months Ended
Jan. 02, 2016 USD ($)
Defined Benefit Plans
Healthcare cost trend rate assumed for 2016 (as a percent)	6.00%
Healthcare cost trend rate by 2018 (as a percent)	5.00%
One-percentage-point change in assumed health care cost trend rates
Effect of one-percentage-point increase on total of service and interest cost components	$ 10
Effect of one-percentage-point decrease on total of service and interest cost components	(10)
Effect of one-percentage-point increase on postretirement benefit obligations	400
Effect of one-percentage-point decrease on postretirement benefit obligations	$ (300)
U.S. Postretirement Health Benefits
Defined Benefit Plans
Maximum age for which postretirement benefits are provided	65 years
Minimum age for which supplemental Medicare benefits are provided	65 years